Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Andrew Brodkey, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the annual report on Form 10-K/A of Titan Iron Ore Corp. for the period ended December 31, 2011 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Titan Iron Ore Corp.

Date:   April 1, 2013

/s/ Andrew Brodkey
Andrew Brodkey
Chief Executive Officer
(Principal Executive Officer)